SUB-ITEM 77C: Submission of matters to a vote of security holders

On September 15, 2014, the Elfun Government Money Market Fund (the Money Market Fund), Elfun Tax-Exempt Income Fund (the Tax-Exempt
Fund) and Elfun Income Fund (the Income Fund) (each, a Fund and collectively, the Funds) held a special meeting of unitholders. Unitholders of record on July 7, 2014 were entitled to vote on the proposals. For each proposal, unitholders voted on a fund-by-fund basis. At the meeting, all proposals were approved by the respective unitholders of each Fund, and the following votes were recorded:

Proposal 1:
Approval of an investment sub-advisory agreement between GE Asset
Management Incorporated (GEAM) and SSGA Funds Management, Inc.
(SSGA FM), pursuant to which SSGA FM will serve as investment sub-adviser to the Money Market Fund.

Money Market Fund




             No. of

% of          % of Shares
             Shares          Outstanding   Present
                             Shares

Affirmative

 96,647,569.490

 62.982%

94.517%

Against 2,750,068.330
 1.792%

2.689%

Abstain

2,856,829.560

1.862%

2.794%

Total

 102,254,467.380 6.636%

100.000%



Proposal 2:
Approval of the implementation of a manager of managers structure whereby GEAM would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without unitholder approval.

Money Market Fund







                 No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

95,955,889.420

62.531%

93.840%

Against

3,961,515.550

2.582%

3.874%

Abstain

2,337,062.410

1.523%

2.286%

Total

102,254,467.380

66.636%

100.000%


Tax-Exempt Fund






No. of Shares

% of Outstanding Shares

       % of Shares Present

Affirmative

75,334,726.478

        54.836%

                          90.601%

Against

6,480,062.301

4.717%

                           7.794%

Abstain

1,334,962.752

0.972%

1.605%

Total

83,149,751.531

60.525%

100.000%


Income Fund




No. of Shares

% of Outstanding Shares

       % of Shares Present

Affirmative

15,563,650.529

55.979%

90.206%

Against

1,240,660.971

4.463%

7.191%

Abstain

449,065.736

1.615%

2.603%

Total

17,253,377.236

        62.057%

100.000%


Proposal 3:
Approval of the amendment, elimination or reclassification of certain of the fundamental investment policies of the Funds, as follows:

A.
Amendment of each Funds fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.


Money Market Fund




                 No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

96,231,090.914

        62.710%

94.109%

Against

3,031,781.476

1.976%

2.965%

Abstain

2,991,594.990

1.950%

2.926%

Total

102,254,467.380

        66.636%

100.000%


Tax-Exempt Fund



                 No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

75,098,761.530

54.665%

90.317%

Against

6,637,466.508

         4.831%

7.983%

Abstain

1,413,523.493

1.029%

1.700%

Total

83,149,751.531

60.525%

100.000%


Income Fund




No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

15,422,675.574

55.472%

89.389%

Against

1,402,953.413

5.046%

8.132%

Abstain

427,748.249

1.539%

2.479%

Tota            l

17,253,377.236

62.057%

                        100.000%


B.
Amendment of each Funds fundamental investment policy on concentration of investments to prevent each Fund from making investments that would result in the concentration of that Funds assets in securities of issuers in any one industry.


Money Market Fund



No. of Shares

    % of Outstanding Shares

% of Shares Present

Affirmative

      96,249,425.180

62.722%                        94.127%

Against

           2,852,210.510

1.859%

2.789%

Abstain

3,152,831.690

2.055%                         3.084%

Total           102,254,467.380

66.636%

                       100.000%


Tax-Exempt Fund



No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

76,518,327.603

55.698%                        92.025%

Against

5,549,822.497

4.040%

6.674%

Abstain

           1,081,601.431

0.787%

                         1.301%

Total

83,149,751.531

60.525%

                       100.000%


Income Fund



                 No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative
15,663,672.911

56.339%

90.786%

Against

1,241,892.744

4.467%

7.198%

Abstain

347,811.581

            1.251%

2.016%

Total

17,253,377.236

62.057%

100.000%


C.
Amendment of each Funds fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.


Money Market Fund



No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

      93,456,545.864

60.902%

91.396%

Against

5,749,181.486

3.747%

5.622%

Abstain

3,048,740.030

            1.987%

2.982%

Total

102,254,467.380

           66.636%                      100.000%


Tax-Exempt Fund



                 No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

72,901,877.380

53.066%

87.675%

Against

8,799,680.346

6.405%

10.538%

Abstain

1,448,193.805

            1.054%

1.742%

Total

83,149,751.531

60.525%

                      100.000%


Income Fund



No. of Shares

% of Outstanding Shares        % of Shares Present

Affirmative

15,094,332.062

54.291%

87.486%

Against

1,738,573.851

            6.254%

                       10.077%

Abstain

420,471.323

            1.512%

 2.437%

Total

17,253,377.236

62.057%

                      100.000%


D.
Amendment of each Funds fundamental investment policy on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances.


Money Market Fund



                 No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

       93,447,743.224

60.897%

91.387%

Against

5,765,474.736

3.757%

                        5.638%

Abstain

3,041,249.420

1.982%

2.975%

Total

            102,254,467.380

66.636%

100.000%


Tax-Exempt Fund



No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

71,693,549.376

52.186%

                       86.222%

Against

9,938,163.806

7.234%

11.952%

Abstain

1,518,038.349

1.105%

                        1.826%

Total             83,149,751.531

          60.525%

                      100.000%


Income Fund



No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

15,016,331.458

           54.010%

                      87.034%

Against

 1,815,987.191

6.533%

                      10.526%

Abstain

421,058.587            1.514%

2.440%

Total

             17,253,377.236

62.057%

                     100.000%


E.
Amendment of each Funds fundamental investment policy on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Funds other investment policies and applicable law.


Money Market Fund



No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

94,002,694.634

61.258%

                     91.930%

Against

            5,308,414.416

3.460%

5.191%

Abstain

2,943,358.330

             1.918%

2.879%

Total

            102,254,467.380

66.636%                    100.000%


Tax-Exempt Fund



No. of Shares

    % of Outstanding Shares

% of Shares Present

Affirmative

72,064,655.040

52.456%

                    86.668%

Against

9,797,508.130

7.132%
                    11.783%

Abstain

1,287,588.361

0.937%

                     1.549%

Total

83,149,751.531

60.525%

                   100.000%


Income Fund



No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

15,041,393.369

              54.101%

                   87.179%

Against

1,829,404.619

6.580%

10.604%

Abstain

382,579.248

1.376%

2.217%

Total

17,253,377.236

62.057%

                  100.000%


F.
Amendment of each Funds fundamental investment policy on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Funds other investment policies and applicable law.


Money Market Fund




No. of Shares

    % of Outstanding Shares

% of Shares Present

Affirmative

93,414,002.164

60.875%

                   91.354%

Against

5,819,555.706

3.792%

                    5.691%

Abstain

3,020,909.510

1.969%

                    2.955%

Total

            102,254,467.380

66.636%

                  100.000%


Tax-Exempt Fund



No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

72,440,053.542

52.729%

87.120%

Against

9,341,374.441

6.800%

                   11.234%

Abstain

1,368,323.548

0.996%

1.646%

Total

             83,149,751.531

60.525%

                  100.000%


Income Fund



No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative
14,874,414.101

53.500%

                   86.212%

Against

            1,874,929.926

6.744%

10.867%

Abstain

504,033.209

               1.813%

                    2.921%

Total

             17,253,377.236

62.057%

                  100.000%


G.
Amendment and reclassification as non-fundamental each Funds fundamental investment policy on illiquid and restricted securities.


Money Market Fund



No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

94,210,693.674

61.394%

92.134%

Against

4,738,937.296

3.088%

4.634%

Abstain            3,304,836.410

2.154%

                    3.232%

Total

102,254,467.380

66.636%

                  100.000%


Tax-Exempt Fund



No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

 72,365,057.639

              52.675%

                   87.030%

Against

9,144,000.880

               6.656%

                   10.997%

Abstain

1,640,693.012

               1.194%

1.973%

Total

83,149,751.531

60.525%

                  100.000%


Income Fund




No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

       15,101,527.078

              54.317%

                   87.528%

Against

            1,608,542.648

5.786%

9.323%

Abstain

     543,307.510

1.954%

3.149%

Total

             17,253,377.236

62.057%

                  100.000%


H.
Amendment and reclassification as fundamental each Funds non-fundamental investment policy on senior securities.


Money Market Fund




                 No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

95,285,029.024

62.094%

93.184%

Against

            3,821,746.776

2.491%

                    3.737%

Abstain

            3,147,691.580

2.051%

                    3.097%

Total

            102,254,467.380

66.636%

100.000%


Tax-Exempt Fund




No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

74,193,491.155

               54.006%

                  89.229%

Against

6,628,923.203

4.825%

                   7.972%

Abstain

2,327,337.173

1.694%

                   2.799%

Total

83,149,751.531

60.525%

100.000%


Income Fund




                 No. of Shares

% of Outstanding Shares

        % of Shares Present
Affirmative

15,405,750.882

55.411%

89.291%

Against

1,344,057.302

4.835%

7.790%

Abstain

503,569.052

1.811%

                  2.919%

Total

17,253,377.236

62.057%

100.000%


I.
Elimination of each Funds fundamental investment policy on short selling.


Money Market Fund




No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

93,689,278.924

                61.054%

                 91.623%

Against

5,377,253.636

3.505%

                  5.259%

Abstain

3,187,934.820

2.077%

3.118%

Total

            102,254,467.380

                66.636%

100.000%


Tax-Exempt Fund



No. of Shares

% of Outstanding Shares

% of Shares Present
Affirmative

71,569,328.753

52.096%

                 86.073%

Against

9,618,108.945

7.001%

11.567%

Abstain

            1,962,313.833

1.428%

2.360%

Total
83,149,751.531

60.525%

100.000%


Income Fund




No. of Shares

   % of Outstanding Shares

% of Shares Present

Affirmative

15,084,997.747

54.257%

87.432%

Against

            1,737,476.481

6.250%

10.071%

Abstain

              430,903.008

1.550%                  2.497%

Total

17,253,377.236

                62.057%

                100.000%


J.
Elimination of each Funds fundamental investment policy on investments in other investment companies.


Money Market Fund




No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

94,420,894.214

61.531%

92.339%

Against

4,747,492.186

3.094%

                  4.643%

Abstain

3,086,080.980

                 2.011%

                  3.018%

Total

102,254,467.380

66.636%

                100.000%


Tax-Exempt Fund




                 No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

72,508,730.849

52.779%

                 87.203%

Against

8,800,934.800

                 6.407%

                 10.584%

Abstain

1,840,085.882

                 1.339%

2.213%

Total

83,149,751.531

60.525%

                100.000%


Income Fund




No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

15,131,910.386

                54.426%

87.704%

Against

            1,669,164.171

6.004%

                  9.674%

Abstain

452,302.679

1.627%

                  2.622%

Total

17,253,377.236

                62.057%

                100.000%


K.
Elimination of the Tax-Exempt Funds and Income Funds fundamental investment policy on mortgaging, pledging or hypothecating of investments.


Tax-Exempt Fund




                 No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

70,996,872.884

51.679%

                 85.384%

Against

10,074,463.731

7.333%

12.116%

Abstain

2,078,414.916
1.513%

                  2.500%

Total

83,149,751.531

60.525%

                100.000%


Income Fund




                 No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

15,038,613.547

                 54.091%

                87.163%

Against

1,772,553.108

6.375%

                10.274%

Abstain

442,210.581

                  1.591%

                 2.563%

Total

17,253,377.236

62.057%

               100.000%


L.
Elimination of the Tax-Exempt Funds fundamental investment policy on oil, gas and mineral exploration.


Tax-Exempt Fund



                 No. of Shares

    % of Outstanding Shares

        % of Shares Present

Affirmative

72,464,530.865

52.747%

87.149%

Against

8,787,689.375

                   6.397%

               10.569%

Abstain

1,897,531.291

1.381%

2.282%

Total

             83,149,751.531

60.525%

              100.000%


M.
Elimination of each Funds fundamental investment policy on options (and straddles and spreads).


Money Market Fund




No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

93,566,830.984

                   60.974%

               91.504%

Against

5,438,004.706

                    3.544%

5.318%

Abstain

           3,249,631.690

2.118%

                3.178%

Total

102,254,467.380

66.636%

100.000%


Tax-Exempt Fund



No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

70,869,347.931

                   51.586%

               85.231%

Against

10,118,076.390

7.365%

               12.168%

Abstain

2,162,327.210

1.574%

                2.601%

Total

            83,149,751.531

60.525%

              100.000%


Income Fund



No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

14,984,889.786

                   53.897%

86.852%

Against

1,794,379.856

                    6.455%

               10.400%

Abstain

474,107.594

                    1.705%

2.748%

Total

            17,253,377.236

62.057%

              100.000%


N.
Reclassification as non-fundamental the Tax-Exempt Funds and Income Funds fundamental investment policy on transactions with affiliates.


Tax-Exempt Fund



                 No. of Shares

% of Outstanding Shares

        % of Shares Present

Affirmative

72,708,445.044

52.924%

               87.443%

Against

8,511,531.079

6.196%

               10.236%

Abstain

1,929,775.408

1.405%

                2.321%

Total

83,149,751.531

60.525%

              100.000%


Income Fund



No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

      15,264,179.909

                   54.902%

               88.471%

Against

1,483,667.111

5.337%

                8.599%

Abstain

505,530.216                    1.818%

                2.930%

Total

17,253,377.236

62.057%

100.000%


O.
Reclassification as non-fundamental the Tax-Exempt Funds and Income Funds fundamental investment policy on affiliate ownership.


Tax-Exempt Fund



                 No. of Shares

% of Outstanding Shares

         % of Shares Present

Affirmative

72,418,988.320

52.714%

87.095%

Against

           8,492,043.730

                    6.181%

10.213%

Abstain

           2,238,719.481

1.630%

                2.692%

Total

83,149,751.531

60.525%

100.000%


Income Fund



No. of Shares

% of Outstanding Shares

         % of Shares Present

Affirmative

      15,202,708.684

                   54.681%               88.114%

Against

1,548,498.100

 5.570%

                8.975%

Abstain

502,170.452

1.806%

                2.911%

Total

17,253,377.236

62.057%

              100.000%


P.
Reclassification as non-fundamental the Tax-Exempt Funds fundamental investment policy on control/management.


Tax-Exempt Fund



No. of Shares

% of Outstanding Shares

% of Shares Present

Affirmative

72,828,911.776

                   53.013%

87.588%

Against

           8,406,769.547

6.119%

10.110%

Abstain

1,914,070.208

1.393%

2.302%

Total

83,149,751.531

                   60.525%

              100.000%